EXHIBIT 10.4

AGREEMENT AMONG BUYERS

THIS AGREEMENT AMONG BUYERS, dated as of August 16, 2012, is made by and among Hudson Bay Master Fund Ltd, in its capacity as collateral agent for Buyers (in such capacity, the “Collateral Agent”), PBC GP III, LLC (the “Management Company”), and PBC Digital Holdings II, LLC (“PBC”).

RECITALS

WHEREAS, on May 6, 2012, Digital Domain Media Group, Inc., a Florida corporation (the “Company”) entered into that certain Securities Purchase Agreement (as may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”) with the Collateral Agent and each of the “Buyers” listed on the Schedule of Buyers attached thereto (the “Buyers”).

WHEREAS, the Securities Purchase Agreement provided for the sale of certain senior secured convertible notes, in the aggregate amount of $35,000,000, in the form attached to the Securities Purchase Agreement as Exhibit A thereto (collectively, as may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “Notes”)

WHEREAS, concurrently with the execution of the Securities Purchase Agreement and pursuant thereto, the Company sold Notes to each of the following Senior Buyers (collectively, the “Initial Notes”): (1) Tenor Opportunity Master Fund, Ltd.; (2) Tenor Special Situations Fund, L.P.; (3) Parsoon Special Situation Ltd.; (4) Hudson Bay Master Fund Ltd.; (5) Empery Asset Masters, Ltd.; and (6) Hartz Capital Investments, LLC (collectively, the “Initial Buyers”);

WHEREAS, concurrently with the execution of the Securities Purchase Agreement: (1) each of the Guarantors executed and delivered a Guaranty (as may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “Guaranty”) in favor of the Collateral Agent for itself and the ratable benefit of the Buyers, with respect to the Company’s obligations under the Securities Purchase Agreement, the Notes, and the other Transaction Documents; and (2) the Company and certain Subsidiaries (collectively, the “Grantors”) executed and delivered to the Collateral Agent the Security Agreements, which collectively provide for the grant to the Collateral Agent, for itself and for the ratable benefit of the Buyers, a security interest in all personal property of the Company and each other Grantor (the “Collateral”) to secure all of the Company’s obligations under the Securities Purchase Agreement, the Notes, and the other Transaction Documents;

WHEREAS, the Company seeks to amend the Securities Purchase Agreement and certain other Transaction Documents to permit it to issue and sell a new $5,000,000 Note under the Securities Purchase Agreement to PBC on a pari passu basis with the Initial Notes, in the form of Exhibit A hereto (as may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “PBC Note”);

WHEREAS, PBC seeks to: (1) purchase the PBC Note; (2) become a “Buyer” under, and otherwise amend, the Securities Purchase Agreement; and (3) become a “Buyer”

under the other Transaction Documents (including, without limitation, the Security Agreements); and

WHEREAS, the Collateral Agent, on behalf of the Senior Buyers, has agreed to consent to such transactions, but solely on the terms set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and in consideration of the mutual covenants contained herein and the benefits derived herefrom, the parties agree as follows:

1.             Definitions.  The following terms shall have the following meanings in this Agreement.  Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement, except that all terms in Section 2.9 of this Agreement shall have the meanings set forth in the Third Amendment Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Buyers” shall have the meaning set forth in the Recitals of this Agreement.

“Collateral” shall have the meaning set forth in the Recitals of this Agreement.

“Collateral Agent” shall have meaning set forth in the Preamble of this Agreement.

“Company” shall have the meaning set forth in the Recitals of this Agreement.

“Distribution” means, with respect to any indebtedness or obligation: (a) any payment or distribution by any Person (including, without limitation, the Company or the Collateral Agent) of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation; or (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person.  For the avoidance of doubt, the receipt of the Additional Conversion Shares, the exercise of the Additional Warrants or the receipt of the Additional Warrant Shares shall not be deemed a Distribution for purposes of this Agreement.

“Existing Note Documents” shall mean, collectively and as may be amended, supplemented, replaced, refinanced, or otherwise modified from time to time: (a) the Securities Purchase Agreement, (b) the Notes (including, without limitation, the Initial Notes and the PBC Note), (c) the Security Agreements, (d) the Guaranty, and (e) the other Transaction Documents, including, without limitation, all agreements, documents and instruments executed to effectuate any extension of indebtedness to the Company or any of its Subsidiaries by Collateral Agent in any Proceeding.

“Grantors” shall mean the Company and each of the Subsidiaries party to any of the Security Agreements.

“Guarantors” shall mean: (a) D2 Software, Inc., a Delaware corporation; (b) DDH Land Holdings, LLC, a Florida limited liability company; (c) DDH Land Holdings II, LLC, a Florida limited liability company; (d) Digital Domain, a Delaware corporation; (e) Digital Domain Institute, Inc., a Florida corporation; (f) Digital Domain International, Inc., a Florida corporation; (g) Digital Domain Productions, Inc., a Delaware corporation; (h) Digital Domain Stereo Group, Inc., a Florida corporation; (i) Digital Domain Tactical, Inc., a Florida corporation; (j) Mothership Media, Inc., a California corporation; (k) Tradition Studios, Inc., a Florida corporation; (l) Digital Domain Productions (Vancouver) Ltd.; and (m) any other Person that is or becomes a “Guarantor,” as that term is defined in the Guaranty, under the Guaranty or a guarantor under any other document or instrument, whether as of or after the date hereof.

“Initial Buyers” shall have the meaning set forth in the Recitals of this Agreement.

“Initial Notes” shall have the meaning set forth in the Recitals of this Agreement.

“Management Company” shall have meaning set forth in the Preamble of this Agreement.

“Note Documents” shall mean the Existing Note Documents and, after any Permitted Refinancing, the Refinancing Note Documents.

“Notes” shall have the meaning set forth in the Recitals of this Agreement.

“Paid In Full” or “Payment In Full” shall mean that: (a) (i) in the event that a Proceeding involving the Company or any of the Subsidiaries is commenced after the date of this Agreement, all Senior Debt has been paid in full in cash, or (ii) in the event that no Proceeding involving the Company or any of the Subsidiaries is commenced after the date of this Agreement, all Senior Debt has been paid in full in cash and/or common stock paid to the Senior Buyers under and in accordance with Sections 3 and/or 8 of the Note Documents; (b) all commitments to lend under the Note Documents have been terminated, and no Person has any further right to obtain any loans or other extensions of credit under the Note Documents relating to such Senior Debt; and (c) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim is pending or may reasonably be expected to be asserted under the Note Documents are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to the Collateral Agent) or cash collateralized, in each case reasonably required and in each case in an amount reasonably estimated by the Collateral Agent under the Senior Debt to be the amount of costs, expenses and such contingent indemnification obligations that may become due and payable.

“PBC” shall have meaning set forth in the Preamble of this Agreement.

“PBC Entity” shall mean any of: (a) PBC; (b) Management Company; (c) any affiliate of PBC; or (c) any successor, assign, or participant of PBC or any affiliate of PBC.

“PBC Debt” shall mean all of the obligations, liabilities, and indebtedness of every nature of the Company or any Guarantor from time to time owed to PBC (or any of its successors, assigns, or participants or participants of its successors and assigns) under the PBC Note and the other Note Documents, including, without limitation, the principal amount of the Notes, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest, make whole amounts, premiums, and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with: (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement; and (b) any interest accruing or otherwise becoming due thereon after the commencement of a Proceeding (including any make whole amount to the extent it is deemed to be interest), without regard to whether or not such interest is an allowed claim.

“PBC Note” shall have the meaning set forth in the Recitals of this Agreement.

“Permitted Refinancing” shall mean any refinancing of the Senior Debt or PBC Debt provided that the financing documentation entered into by the Company and any Guarantor in connection with such Permitted Refinancing constitute Refinancing Note Documents.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Refinancing Note Documents” shall mean any financing documentation which replaces the Existing Note Documents and pursuant to which the obligations under the Existing Note Documents are refinanced, as such financing documentation may be amended, supplemented, replaced, refinanced or otherwise modified from time to time.

“Security Agreements” shall mean, collectively: (1) that certain Security And Pledge Agreement dated May 7, 2012 entered into by and among the Company, the Guarantors (other than Digital Domain Productions (Vancouver) Ltd.), and Collateral Agent; (2) that certain Canadian Security And Pledge Agreement dated May 7, 2012 entered into by and among the Company, Digital Domain Productions (Vancouver) Ltd, and Collateral Agent; and (3) certain real property mortgages,

“Securities Purchase Agreement” shall have meaning set forth in the Recitals of this Agreement.

“Senior Buyers” shall mean the Initial Buyers and any other Buyers of the Senior Debt and their respective successors and assigns and any participants of such Initial Buyers and Buyers and their respective successors and assigns, other than PBC and its successors, assigns, or participants or participants of its successors and assigns.

“Senior Debt” shall mean all of the obligations, liabilities, and indebtedness of every nature of the Company or any Guarantor from time to time owed to Collateral Agent or any Buyer under the Note Documents, including, without limitation, the principal amount of the Notes, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest, make whole amounts, premiums, and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with: (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement; and (b) any interest accruing thereon or otherwise becoming due after the commencement of a Proceeding (including any make whole amount to the extent it is deemed to be interest), without regard to whether or not such interest is an allowed claim; provided, however, that in no case for purposes of this Agreement shall “Senior Debt” include the PBC Debt.

 “Subsidiaries” shall mean: (a) D2 Software, Inc., a Delaware corporation; (b) DDH Land Holdings, LLC, a Florida limited liability company; (c) DDH Land Holdings II, LLC, a Florida limited liability company; (d) Digital Domain, a Delaware corporation; (e) Digital Domain Institute, Inc., a Florida corporation; (f) Digital Domain International, Inc., a Florida corporation; (g) Digital Domain Productions, Inc., a Delaware corporation; (h) Digital Domain Stereo Group, Inc., a Florida corporation; (i) Digital Domain Tactical, Inc., a Florida corporation; (j) Mothership Media, Inc., a California corporation; (k) Tradition Studios, Inc., a Florida corporation; (l) Digital Domain Productions (Vancouver) Ltd.; and (m) any other Person that becomes a Subsidiary, as that term is defined in the Senior Credit Agreement (as in effect on the date hereof), after the date hereof, that is directly or indirectly controlled by the Company.

“Third Amendment Agreement” shall mean that certain Third Amendment Agreement of even date herewith by and between the Company and the investor signatory thereto, as may be amended, supplemented, replaced, refinanced, or otherwise modified from time to time.

2.             Subordination.

2.1.                                Subordination of PBC Debt to Senior Debt.  PBC, by its acceptance of the Note Documents (whether upon original issue or upon transfer or assignment), covenants and agrees, notwithstanding anything to the contrary contained in any of the Note Documents, that the payment of any and all of the PBC Debt shall be subordinate and subject in right and time of payment and in all other respects set forth herein, to the prior Payment in Full of all Senior Debt.  Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have consented to the issuance of the PBC Note and related transactions in reliance upon the provisions contained in this Agreement.

2.2.                                Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving the Company or any of the Subsidiaries of the Company:

(a)           All Senior Debt shall first be Paid In Full before any Distribution shall be made to PBC on account of any PBC Debt.

(b)           Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the PBC Debt shall be paid or delivered directly to Collateral Agent, to be held and/or applied by Collateral Agent to repayment to the Senior Debt owed to the Senior Buyers in accordance with the terms of the Note Documents, until all Senior Debt is Paid In Full. PBC irrevocably authorizes, empowers and directs the Company and any Guarantor or other obligor of the obligations in respect of the Note Documents, any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Collateral Agent. PBC also irrevocably authorizes and empowers Collateral Agent, in the name of PBC, to demand, sue for, collect and receive any and all such Distributions.

(c)           PBC agrees not to challenge or contest, and not to initiate, prosecute or participate in any claim, action or other proceeding challenging or contesting, the amount, enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt, or any proof of claim asserting the Senior Debt and the liens and security interests securing the Senior Debt.  PBC agrees to: (i) support, and not object to or otherwise contest, any sale of the Collateral to which the Collateral Agent, at the direction of the Required Holders, has otherwise consented, including, without limitation, any such sale in which the Collateral Agent or any affiliate thereof is the buyer of assets through credit bidding, cash bidding, or otherwise; (ii) support, vote to accept, and not object to or otherwise contest, any plan of reorganization of the Company or any Guarantor or other obligor in respect of the Note Documents which the Collateral Agent, at the direction of the Required Holders, has otherwise voted to accept; and (iii) reject any plan of reorganization of the Company or any Guarantor or other obligor in respect of the Note Documents which the Collateral Agent, at the direction of the Required Holders, has otherwise voted to reject, and join with the Collateral Agent in any objection made by the Collateral Agent, at the direction of Required Holders, to any plan of reorganization of the Company or any Guarantor or other obligor in respect of the Note Documents.

(d)           If any Borrower or any Guarantor shall be subject to any Proceeding and the Collateral Agent, at the direction of the Required Holders, shall desire to permit (i) the use of cash collateral or (ii) the Company or any Guarantor or other obligor in respect of the Note Documents to obtain financing under Bankruptcy Code Section 363 or any similar provision under the law applicable to any Proceeding (the “DIP Financing”), in the case of either (i) or (ii) to be secured by a lien granted to the Collateral Agent, for the ratable benefit of the Buyers, in all or any portion of the Collateral, then each PBC Entity agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection with any interest it may have in any such Collateral.  Each PBC Entity hereby agrees that such DIP Financing (x) shall constitute Senior Debt under this Agreement, and (y) any liens and security interests of any PBC Entity in any of the Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Collateral Agent (and any liens and security interests of Senior Buyers) that are provided in connection with any such DIP Financing, or in connection with any use of cash collateral.  Until the Senior Debt is Paid In Full, each PBC Entity agrees that it shall not seek relief from the automatic stay or any other stay in any Proceeding in respect of the Collateral and will not provide or offer to provide any DIP Financing, or support the offer or provision by any other Person (other than Collateral Agent at the direction of Required Holders of any DIP Financing, unless the Collateral Agent, at the direction of Required Holders, otherwise has provided its express written consent.

(e)  PBC agrees that it shall not contest (or support any other Person contesting): (i) any request by the Collateral Agent, at the direction of the Required Holders, for adequate protection; (ii) any objection by the Collateral Agent, at the direction of Required Holders, to any motion, relief, action, or proceeding based on Collateral Agent, at the direction of Required Holders, claiming that its interests or the interest of Senior Buyers in the Collateral are not adequately protected; or (iii) any other similar request under any law applicable to a Proceeding.  Nothing contained herein shall (x) prohibit or in any way limit the Collateral Agent, at the direction of the Required Holders, from objecting in any Proceeding or otherwise to any action taken by any PBC Entity, including the assertion by PBC of any of its rights and remedies under the Note Documents or otherwise or (y) prohibit PBC from filing any necessary responsive or defensive pleadings, not in contravention of or inconsistent with any provisions of this Agreement, in opposition to any motion, claim, adversary proceeding or other pleadings made by any Person which object to or otherwise seek the disallowance of the claims of PBC.

(f)            The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Buyers and PBC even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

2.3.           PBC Debt Payment Restrictions.

(a)           Except as specifically set forth in Section 2.3(b) below: (i) the Collateral Agent hereby agrees that it may not make, directly or indirectly, any Distribution until the Senior Debt is Paid In Full; and (ii) PBC hereby agrees that it will not accept any

Distribution from the Collateral Agent, Company or any Guarantor until the Senior Debt is Paid In Full.

(b)           Notwithstanding anything to the contrary in Section 2.3(a) of the Agreement, the Collateral Agent shall be permitted to make, and PBC shall be permitted to receive and retain, regularly scheduled payments of principal and interest under the PBC Note, in an amount equal to the Installment Amount (as such term is defined in the PBC Note) on each Installment Date (as such term is defined in the PBC Note), so long as no Event of Default has occurred and is continuing or would result from any such payment; provided, however, that (i) if any Event of Default would have occurred but for a forbearance or similar action by the Senior Buyers or the Collateral Agent, such Event of Default shall be deemed to exist for purposes of this Section 2.3 of this Agreement, unless the Collateral Agent, at the direction of Required Holders, agrees otherwise in writing; and (ii) to the extent that any payment pursuant to this Section 2.3(b) cannot be made due to a failure to satisfy the requirements in this Section 2.3(b), any such payments may be made upon the cure or waiver of all Events of Default.

2.4.           Incorrect And Invalidated Payments; Subrogation.  If any Distribution on account of the PBC Debt not permitted to be made by the Company or accepted by PBC under this Agreement is made and received by PBC, such Distribution shall not be commingled with any of the assets of PBC, shall be held in trust by PBC for the benefit of Collateral Agent and Senior Buyers, and shall be promptly paid over to Collateral Agent for application in accordance with the Note Documents to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid In Full.  PBC agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any Distribution received by PBC with respect to the PBC Debt at any time after the date of the payment that is so recovered, shall be deemed to have been received by PBC in trust as property of the holders of the Senior Debt and PBC shall forthwith deliver the same to the Collateral Agent for the benefit of the Senior Buyers for application to the Senior Debt until the Senior Debt is Paid In Full.  A Distribution made pursuant to this Agreement to Collateral Agent or Senior Buyers which otherwise would have been made to PBC is not, as among the Company, any Guarantor and PBC, a payment by the Company or any Guarantor to or on account of the Senior Debt.

2.5.           Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens.  Until the Senior Debt has been Paid In Full, any liens and security interests of PBC in any of the Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Collateral Agent, and any liens and security interests of Senior Buyers, in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests.  PBC agrees not to challenge or contest, and not to initiate, prosecute or participate in any claim, action or other proceeding challenging or contesting, the amount, enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt.  In the event that Collateral Agent or Senior Buyers release or agree to release any of their liens or security interests in the Collateral in connection with the sale or other disposition thereof or any of the Collateral or any of the Collateral is sold, disposed of, or retained pursuant to a foreclosure or similar action or otherwise, or any other sale or disposition that is permitted by the Note Documents, PBC shall promptly deliver (and execute as appropriate) to Collateral Agent such termination statements and releases as Collateral Agent shall reasonably request to effect the termination or release of any liens and security interests of PBC in such Collateral; provided that any cash proceeds of such sale shall be applied to permanently repay the Senior Debt in accordance with the terms of the Note Documents until the Senior Debt has been Paid In Full.  In furtherance of the foregoing, PBC hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of PBC and in the name of PBC or otherwise, to deliver (and execute as appropriate) any document or instrument which PBC may be required to deliver pursuant to this Section 2.5 in the event that PBC fails to timely deliver such document or instrument under this Section 2.5.  Notwithstanding the foregoing, in the event there are cash proceeds of a sale or other disposition of the Collateral in excess of the amounts needed to have the Senior Debt Paid In Full, PBC shall not be required to release any lien it may have in such excess cash proceeds.

2.6            Application of Proceeds from Sale or other Disposition of the Collateral.  In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied: (a) first, in accordance with the terms of the Note Documents until such time as the Senior Debt is Paid In Full, and (b) second, in accordance with terms of the PBC Note and the other Note Documents until the PBC Debt is fully paid and satisfied in cash.

2.7          Sale, Transfer or other Disposition of PBC Debt.

(a)          PBC shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the PBC Debt or any PBC Note Document unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Collateral Agent an agreement substantially identical to this Agreement or a joinder hereto, providing for the continued subordination of the PBC Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Collateral Agent and Senior Buyers arising under this Agreement.

(b)           Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement or a joinder agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the PBC Debt, and the terms of this Agreement shall be binding upon the successors, assigns and participants of PBC.

2.8          Legend. Until the termination of this Agreement, PBC will cause to be clearly, conspicuously and prominently inserted on the face of the PBC Note, as well as any renewals or replacements thereof, the following legend:

“This instrument and the rights and obligations evidenced hereby and any security interests or other liens securing such obligations are subordinated on the terms of, and are otherwise, subject to that certain Agreement Among Buyers dated August 16, 2012 by and among Hudson Bay Master Fund Ltd, in its capacity as collateral agent, under that certain Securities Purchase Agreement dated as of May 7, 2012, as amended, PBC GP III, LLC, and PBC Digital Holdings II, LLC.  Each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of that Agreement Among Buyers.”

2.9.         Forbearance from Collection of Redemption Payments in Respect of Cash Covenant Default.  The Investor agrees, to the extent such Investor is a May Buyer or the Collateral Agent, as applicable, that, for the period beginning on August 20, 2012 and extending through and including August 26, 2012 (or, if earlier, ending either at the time immediately prior to the occurrence of (or if the Company takes any actions in furtherance of) any Event of Default of the types described in Section 4(a)(ix), 4(a)(x) or 4(a)(xi) of the Notes), such Investor shall (a) forbear from requiring the Company to pay the Investor any Event of Default Redemption Price (as defined in the Notes) that has become due and payable under the Notes solely based upon an Event of Default arising from the Company’s failure to satisfy the cash covenant contained in Section 15(u)(i) of the Notes as of the August 20, 2012 Measurement Date, and (b) forebear from instructing the Collateral Agent to collect, from the Company, any Guarantor, or any other obligor in respect of any Security Document or Guaranty, such Event of Default Redemption Price then due and payable under the Notes; provided that nothing herein shall require any forbearance in respect of any other Event of Default or as to any other collection, and further provided that nothing herein shall prevent any action to declare an Event of Default, to demand the redemption of the Notes, or otherwise to create, perfect, or maintain any right to payment or cause any payment to become due or owing (in each case, whether under Section 15(u)(i) of the Notes or otherwise, and based on the August 20, 2012 Measurement Date or otherwise.

3.             Representations and Warranties.

3.1          Representations and Warranties of PBC.  PBC hereby represents and warrants to Collateral Agent that as of the date hereof: (a) PBC is a limited liability company duly formed and validly existing under the laws of Delaware; (b) PBC has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by PBC will not violate or conflict with the organizational documents of PBC, any material agreement binding upon PBC or any law, regulation or order or require any consent or approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of PBC, enforceable against PBC in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; (e) PBC is the sole owner, beneficially and of record, of the PBC Debt; and (f) PBC agrees that it shall be the sole Buyer of the PBC Note.’

3.2          Representations and Warranties of Management Company.  Management Company hereby represents and warrants to Collateral Agent that as of the date hereof: (a) Management Company is a limited liability company duly formed and validly existing under the laws of Delaware; (b) Management Company has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by Management Company will not violate or conflict with the organizational documents of Management Company, any material agreement binding upon Management Company or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of Management Company, enforceable against Management Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

3.3          Representations and Warranties of Collateral Agent.  Collateral Agent hereby represents and warrants to PBC that as of the date hereof: (a) Collateral Agent is a company duly formed and validly existing under the laws of the Cayman Islands, (b) Collateral Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement (on behalf of Collateral Agent and each of the other Senior Buyers), all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by Collateral Agent will not violate or conflict with the organizational documents of Collateral Agent, any material agreement binding upon Collateral Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of Collateral Agent, enforceable against Collateral Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

3.4          Waiver, Release, and Indemnification of Collateral Agent.  Notwithstanding any other provision of this Agreement or any of the Note Documents, PBC understands that the Collateral Agent will serve as collateral agent for both the Senior Buyers and PBC and in respect of both the Senior Debt and the PBC Debt, and that, unless and until the Senior Debt is Paid In Full, the Collateral Agent’s duties will be first to the Senior Buyers and in respect of the Senior Debt, and PBC hereby waives any claim or assertion of any conflict of interest between the duties of the Collateral Agent to the Senior Buyers and in respect of the Senior Debt, on the one hand, and the duties of the Collateral Agent to PBC and in respect of the PBC Debt, on the other hand, and PBC hereby waives any right to remove or replace the Collateral Agent on the basis of a conflict of interest or otherwise on the basis of any action or omission of the Collateral Agent in respect of the Senior Debt.  PBC hereby releases the Collateral Agent from any claims or actions that PBC or any other holder of the PBC Debt may have or acquire against the Collateral Agent in connection with the exercise by the Collateral Agent of its duties to the Senior Buyers, and PBC hereby agrees to indemnify the Collateral Agent for, and to hold the Collateral Agent harmless from, any claims or actions that any third parties may have or acquire against the Collateral Agent in connection with the exercise by the Collateral Agent of its duties to PBC. PBC agrees that, unless and until the Senior Debt is Paid in Full, it shall not exercise, and waives, any right to direct or cause the Collateral Agent to act or refrain from any action that is contrary to any direction that is given by the Required Holders and is otherwise consistent with the Note Documents and this Agreement, including without limitation any direction by the Required Holders in respect of any sale, plan of reorganization, cash collateral use, or financing described in Section 2.2(c) hereof.

4.             Modifications.

(a)           Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Collateral Agent (with the consent of the requisite Senior Buyers provided under the Securities Purchase Agreement) and PBC, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

(b)           Notwithstanding anything set forth in this Agreement or any Transaction Document, the consent of PBC shall not be required for any amendment or waiver to the Securities Purchase Agreement or any other Transaction Document unless both: (i) the unanimous written consent of the parties to such Transaction Documents or holders of such Securities, as applicable, is required by the applicable terms and conditions thereof; and (ii) such amendment or waiver disproportionately and adversely affects PBC.

5.             Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

6.             Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, sent by electronic transmission, or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by facsimile or other electronic transmission, on the date of transmission if transmitted on a business day before 4:00 p.m. (New York time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to PBC:

c/o Palm Beach Capital

PBC Digital Holdings II LLC

505 South Flagler Drive

Suite 1400

West Palm Beach, FL 33401

Attention: Shaun McGruder

Facsimile: (561) 659-9055

With a copy to:

Greenberg Traurig, P.A.

401 East Las Olas Blvd., Suite 2000

Fort Lauderdale, FL 33330

Attn: Bruce I. March, Esq.

Facsimile:  (954) 765-1477

If to Collateral Agent or Senior Buyers:

Hudson Bay Master Fund Ltd.

777 Third Avenue, 30th Floor

New York, NY  10017

Attention:  Yoav Roth

Facsimile:  (212) 571-1279

With a copy to:

Michael M. Mezzacappa

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY  10022

Facsimile:              (212) 593-5955

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 9.

7.             Successors and Assigns; No Rights of the Company. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Collateral Agent, Senior Buyers, and each PBC Entity.  To the extent permitted under the Note Documents, Senior Buyers may, from time to time, without notice to any PBC Entity, assign or transfer any or all of the Senior Debt or any interest therein to any Person other than any PBC (or its affiliates, successors, assigns or participants) and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.  Notwithstanding its acknowledgement and acceptance of this Agreement, the Company shall have no rights under this Agreement and is not an intended beneficiary hereof, and the Company may not enforce any provision of this Agreement against any of the Collateral Agent, any Senior Buyer, or any PBC Entity.

8.             Relative Rights. This Agreement shall define the relative rights of Collateral Agent, Senior Buyers, PBC, Management Company, and the other PBC Entities. Other than as expressly set forth in Section 3.3 hereof, nothing in this Agreement shall: (a) impair, as among the Company, Collateral Agent and Senior Buyers and as between the Company and PBC, the obligation of the Company with respect to the payment of the Senior Debt and the PBC Debt in accordance with their respective terms; or (b) affect the relative rights of Collateral Agent, Senior Buyers or PBC with respect to any other creditors of the Company.

9.             Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Note Documents, the provisions of this Agreement shall control and govern.

10.          Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

11.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.          Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

13.          Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until the Senior Debt is Paid In Full, after which this Agreement shall terminate without further action on the part of the parties hereto.  To the extent any payment of Senior Debt (whether by or on behalf of Company or any other Person, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in any Proceeding, liquidating trustee, Collateral Agent, other similar person or any other Person under any Proceeding, receivership, fraudulent conveyance or similar law, or for any reason required to be returned or disgorged by Collateral Agent and/or any of the Senior Buyers to any Person, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, Collateral Agent, other similar person, or any other Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding and this Agreement shall be reinstated and continue in full force and effect, in each case, as if such payment had not occurred.

14.          Non-Contravention.  Each of the Collateral Agent, on behalf of itself and the Senior Buyers, and each PBC Entity hereby covenants and agrees that it will not take any voluntary action, or avoid or seek to avoid, the observance or performance of any of the terms of this

Agreement binding on such Person, and will at all times in good faith carry out all of the provisions of this Agreement.

15.          Applicable Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.  This Agreement shall be, and shall be enforced as, an agreement among creditors of the type described in Bankruptcy Code Section 510(a).

16.          CONSENT TO JURISDICTION. EACH OF PBC AND COLLATERAL AGENT HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS (EXCEPT THAT, IN THE CASE OF ANY BANKRUPTCY OF THE COMPANY OR ANY GUARANTOR OR OTHER OBLIGOR IN RESPECT OF THE NOTE DOCUMENTS, THE PARTIES AGREE THAT THIS AGREEMENT MAY BE INTERPRETED AND ENFORCED BY ANY BANKRUPTCY COURT OR OTHER COURT PRESIDING OVER SUCH BANKRUPTCY). EACH OF PBC AND COLLATERAL AGENT EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH OF PBC AND COLLATERAL AGENT AND THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PBC AND THE COLLATERAL AGENT AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

17.          WAIVER OF JURY TRIAL.  PBC AND COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE PBC DEBT DOCUMENTS OR ANY OF THE NOTE DOCUMENTS. EACH OF PBC AND COLLATERAL AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE NOTE DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF PBC, THE COMPANY AND COLLATERAL AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

18.          SUBSEQUENT GUARANTORS/GRANTORS.  If, on or after the date hereof, any Person becomes either a Grantor or Guarantor, the Company acknowledges and agrees that it shall cause such Grantor or Guarantor to execute an acknowledgement of, and agreement to, this entire Agreement.  Notwithstanding the failure of any Grantor or Guarantor to execute or deliver such an acknowledgment and agreement, such Grantor or Guarantor shall be deemed to have automatically acknowledged, and agreed, to this entire Agreement.

(Signature page follows)

IN WITNESS WHEREOF, PBC, the parties hereto have caused this Agreement to be executed as of the date first above written.

HUDSON BAY MASTER FUND LTD,
as Collateral Agent:

By:	/s/ Yoav Roth

Its:	Authorized Signatory

PBC DIGITAL HOLDINGS II, LLC

By:	PBC GP III, LLC, its Manager

By:	/s/ Shaun McGruder

Its:	Manager

PBC GP III, LLC

By:	/s/ Shaun McGruder

Its:	Manager

ACKNOWLEDGED AND AGREED:

DIGITAL DOMAIN MEDIA GROUP, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:		(772) 345-8114

D2 SOFTWARE, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

	Facsimile:	(772) 345-8114

DDH LAND HOLDINGS, LLC

By:	Digital Domain Media Group, Inc.,
its Managing Member

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:		(772) 345-8114

DDH LAND HOLDINGS II, LLC

By:	Digital Domain Media Group, Inc.,
its Managing Member

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:		(772) 345-8114

DIGITAL DOMAIN

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

DIGITAL DOMAIN INSTITUTE, INC.

By:	/s/ John C. Textor
Name:
Title:

Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

DIGITAL DOMAIN INTERNATIONAL, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

	Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:		(772) 345-8114

DIGITAL DOMAIN PRODUCTIONS, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

Address:		c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

DIGITAL DOMAIN STEREO GROUP, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

Address:		c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

DIGITAL DOMAIN TACTICAL, INC.

By:	/s/ John C. Textor
Name:
Title:

Address:	c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

MOTHERSHIP MEDIA, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

Address:		c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

TRADITION STUDIOS, INC.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

Address:		c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

DIGITAL DOMAIN PRODUCTIONS (VANCOUVER) LTD.

By:	/s/ John C. Textor
	Name:	John C. Textor
	Title:	Chief Executive Officer

Address:		c/o Digital Domain Media Group, Inc.
10250 SW Village Parkway
Port St. Lucie, FL 34987

Facsimile:	(772) 345-8114

EXHIBIT A

[****to be added — form of PBC Note****]